UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 7, 2000

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 33-41791

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code:  (616) 878-2000

Item 5.	Other Events

        On April 7, 2000 Spartan Stores, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99	Press Release dated April 7, 2000

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2000	SPARTAN STORES, INC. (Registrant) By /s/David M. Staples David M. Staples Vice President Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory for Registrant)

EXHIBIT INDEX

Exhibit Number	Document

99	Press Release dated April 7, 2000